Exhibit 10.2
THREE RIVERS PROVIDER NETWORK
AGREEMENT WITH

______________________________

This Agreement is made this _____ day of ____________ 2010, by and between Three Rivers Provider Network, Inc., a Nevada Corporation (“TRPN”) and Sugar Land SA Services a Provider Group of health care services.  TRPN contracts with hospitals, physicians, ancillaries and entities hereinafter referred to as “Provider” rendering medical and health care services at pre-determined rates as follows.

1.  Clients. Covered Services, Contract Rates: TRPN contracts with insurance companies, third party administrators, health plans, individuals and entities hereinafter referred to as “Clients” that directly or indirectly access TRPN contracted providers for covered services.  Covered Services shall include all services that are medically necessary including health, workers’ compensation, automobile and general liability.  The rate used in conjunction with this Agreement will be a * discount off of Provider’s usual charge for covered services, less any applicable co-payments, co-insurance or deductibles.  Clients are obligated to make payment directly to provider only at the contracted rate as payment in full.  Provider shall not balance bill the patient upon receipt of payment in full at the contracted rate.  TRPN has no responsibility to make payments on behalf of Clients.  Payments shall be made within thirty (30) calendar days of receipt of clean claim.  Where a state mandated fee schedule exists, provider agrees to accept a * discount below the state schedule.  Payments made and cashed by the provider shall be accepted as payment in full and fulfillment of all terms of the agreement, providing the total payment including the member’s portion is not less than the contracted rate.

2.  Licenses, Standards of Care:  Provider agrees to deliver health care services that meet all legal standards of care complying with applicable Federal, State and Local laws and maintains the standards of NCQA and/or JCAHO.  The provider is delegated by TRPN to carry out and/or assign credentialing responsibilities.  Evidence of such licenses, certificates and standards shall be made available to TRPN upon request.

3.  Term and Termination:  This Agreement shall continue in effect for a period of two (2) years with automatic successive one (1) year terms.  This Agreement may be terminated by either party without cause with a ninety (90) day prior written notice to the other party at the mailing addresses listed under the signatures.  This Agreement may be immediately terminated with cause by TRPN should Provider lose applicable licenses, malpractice coverage, fail to honor the applicable contracted rates pursuant to this Agreement, or if any information provided in Attachment A is illegible, incomplete, or invalid.

4.  Dispute Resolution:  This Agreement shall be construed and interpreted in accordance with the laws of the State of Nevada.  Provider agrees to meet and confer in good faith to resolve any disputes that may arise under this Agreement. If a dispute between TRPN and Provider arises out of this Agreement and is not resolved, either party may submit the dispute to arbitration which shall be commenced and conducted in accordance with the Rules of Practice and Procedures of the Judicial Arbitration and Mediation Services, Inc. (“JAMS”) as in effect at the time (“JAMS Rules”).

5.  Attachment A:  All information provided in Attachment A of this Agreement is complete and accurate to the best of Provider’s knowledge and Provider shall immediately notify TRPN of any changes thereto.  Provider agrees to mark “N/A” next to any blank that is not applicable to Provider’s business.

6.  Faxed Signatures:  The parties agree that facsimile signatures of authorized representatives of the parties shall legally bind the parties to the terms and conditions of this Agreement as if the signatures were original and shall be considered evidence of a fully executed Agreement.

7.  Final Agreement:  All terms and conditions agreed upon by the parties are contained in this Agreement.  All prior negotiations, promises, agreements and representations, either spoke or written concerning the subject matter of this Agreement that are not set forth herein are null and void and have no bearing on this Agreement.

*
Portions of this document omitted pursuant to an application for an order for confidential treatment pursuant to Rule 24b-2 under the Exchange Act.  Confidential portions of this document have been filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the authorized parties hereto have executed this Agreement and intend to be bound thereby.

PROVIDER GROUP NAME (Please Print):	ATTENTION:LANI HAZELTON
TRPN CONTRACTING SPECIALIST

SUGAR LAND SA SERVICES	THREE RIVERS PROVIDER NETWORK

Signature:	/s/ Jaime Olmo	Signature:	/s/ Todd Breeden
Title:	Chief Operating Officer	Name:	Todd Breeden, C.O.O.
Date:	12/2/2010	Mailing Address:	910 Hale Place, Suite 101
Chula Vista, CA 91914
Phone: (619) 600-4832 Date: 12/8/2010

ATTACHMENT A: PROVIDER INFORMATION
(Please attach a roster of all Providers that will be participating under this Agreement, use Addendum A)

Last Name:		Group/Practice Name:	Sugar Land SA Services

First Name:		Primary Address:	P.O. Box 481,
Alief, TX 77411
Tax ID:	35-2318357
		County:	Harris
National Provider Identifier (NPI):		Phone:	(713) 779-9800 Fax: (713) 779-9862

1295989218		Email: jaimeolmo@me.com
(If there is more than one NPI Number, please attach a listing.)
Other Practice and/or Billing Address: Yes □ / No □
Specialty:	LSA, CSA, SA-C, CST/CFA, CRNFA, RN, CNOR	If “yes”, attach page with additional information

Subspecialty:	Surgical Assistant	Hospital Affiliations (list name, date and type):
First Assistant

Provider agrees to mark “N/A” next to any blank that is not applicable to Provider’s business.

ADDENDUM A:

PROVIDER LISTING & FACILITY LOCATIONS

_______________________________

i.
The attached roster of providers and or locations will be participating under this Agreement between Sugar Land SA Services and Three Rivers Provider Network and shall include Tax Identification Numbers, NPI Numbers, Address(s), Phone and Fax Numbers.

Provider List
12/2/2010

Name	Credentials	License Number
National Provider Identifier

CANTU, AIMEE A	CSA	3554
CALLEGARI, ANDRES A	LSA	SA00108
DARWISHS-SALAMA, ALFREDO	LSA	SA00315
GARCIA, ABEL	LSA	SA00073
LARA, ATAHUALPA	SA-C	09-129
PARMAR, ABRAHAM	LSA	SA00020
ABORDO, BELTRAN	LSA	SA00024
CHAMBERLAIN, BLAND	LSA	SA00237
EATON, BRENT	NP-C	F0510035
ZHONG, BING TANG	LSA	SA00158
BENITEZ, CARLOS	LSA	SA00163
CAMPOS, CRISTINA	SA-C	09-165
FONTENOT, CHRISTINE	CSA	S169
GARCIA-MAYORCA, CARLOS	LSA	SA00313
NINA-WOSU, CHI	LSA	SA00085
PITTY, CATALINO	LSA	SA00279

Provider List
12/2/2010

Name	Credentials	License Number
National Provider Identifier

SEAMANS, CINDY R	SA-C	06-177
ARCEO, DIANA	SA-C	10-147
DUNLAP, DWAYNE	LSA	SA00388
GRIFFITH, DAWN	CSA	07336
BESSON, DORKA G	LSA	SA00291
MURANOVIC, DUBRAVKA	LSA	SA00084
FLORES, ELEAZAR	CST/CFA	88303
GLORIA, EDUARDO	LSA	SA00270
RODRIGUEZ, EDUARDO	LSA	SA00091
CHAFI, FARIBORZ	CST/CFA	119805
MEDINA, FELIPE	LSA	SA00335
AGUILAR, HUGO	LSA	SA00289
THEIS, HELEN K	RN	081124
AUTREY, HEATHER N	CST,CFA	114315
PANAGUA, HENRY	CSA	08-207
ROA, HERNAN	LSA	SA00276

Provider List
12/2/2010

Name	Credentials	License Number
National Provider Identifier

AYUB, ILIA	LSA	SA00329
VELEZ-VEGA, IVELISSE	LSA	SA00191
ASPORT, JORGE	LSA	SA00304
CHAPA, JOSE	LSA	SA00255
CONSECO, JOSE	LSA	SA00110
DELEON, JUAN CARLOS	SA-C	09136
LORES, JULIO	LSA	SA00324
OLMO, JAIME A	LSA	SA00184
MACHADO, JANETSY	LSA	SA00322
RUSSELL, JAMES	CST/CFA	111677
SKORUPPA, JACOB	CST/CFA	109194
PITA, KLEBER	LSA	SA00274
PATEL, KIRAN	CSA	05-217
PERALTA, LEOPOLDO	LSA	SA00327
PATRONE, LOUIS	LSA	SA00138
WU, LARRY	LSA	SA00336

Provider List
12/2/2010

Name	Credentials	License Number
National Provider Identifier

ALALAM, MOHD	LSA	SA00309
ATHANS, MARK	LSA	SA00029
CHAUDHRY, MUBASHIR	LSA	SA00277
COLELLO, MARY	SA-C	07272
EMAN, MAGDY	LSA	SA00119
GOEN, MARIA E	CSA	08-223
FARAG, MAURICE	LSA	SA00038
LEON, MARITZA	LSA	SA00346
MAYOR, MASOUDA	LSA	SA00298
RODRIGUEZ, MANUEL	CSA	3114
SHOKRALLA, MAHER	LSA	SA00269
NASGAR, NAYEF	LSA	SA00135
AKUPUE, OKECHUKWU	LSA	SA00307
MARTINEZ, OMAR	LSA	SA00286
PERERA, PRIYANTHA	SAC	10-138
SLAVCHEV, PLAMEN	LSA	SA00316

Provider List
12/2/2010

Name	Credentials	License Number
National Provider Identifier

TROMBLEY, PATRICIA	LSA	SA00156
TAMARGO, PEDRO	CSA	08120
BABURI, OASIM	LSA	SA00160
ARAGON, RECTO	LSA	SA00954
FOGLE, ROSA	LSA	SA00170
FRAZIER, ROBERT	CSA	3457
MACHADO, RAUL	LSA	SA00129
RODELA, ROBERT	SA-C	07252
VILLARREAL, ROSENDO	LSA	SA00249
ZAMARRON, ROGER	LSA	SA00056
ADIL, SAYED	LSA	SA00289
DEVI, SAVITRI	SA-C	09-230
KHAN, SOSON	LSA	SA00272
KAZEMI, SHAMILA	SA-C	09-285
MAMLOUK, SAMUEL	LSA	SA00263
ROBIN, SCOTT	LSA	SA00090

Provider List
12/2/2010

Name	Credentials	License Number
National Provider Identifier

MARTINEZ, THERESA	SA-C	08-316
BATTAD, VENERANDO	LSA	SA00290
BARCES, VICENTE	LSA	SA00161
CRUZ, VIRGINIA	LSA	SA00325
ARANZA, WALTER	LSA	SA00330
BERRY, WILLIAM	CST/CFA	109540
ELGAMAL, ZAK	LSA	SA00011